UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

5/31

Date of reporting period:  5/31/13

Item 1.  Reports to Stockholders.

Leader Short-Term Bond Fund

Investor Class – LCCMX

Institutional Class – LCCIX

Class A – LCAMX

Class C – LCMCX

Leader Total Return Fund

Investor Class – LCTRX

Institutional Class – LCTIX

Class A – LCATX

Class C – LCCTX

Annual Report

May 31, 2013

1-800-711-9164

www.leadercapital.com

Leader Short Term Bond Fund and Leader Total Return Fund

Management’s Discussion & Analysis1

Dear Fellow Shareholders:

We are pleased to present the annual report for the Leader Short Term Bond Fund and the Leader Total Return Fund.  This report covers the financial results and investment activity for both the Leader Funds for the fiscal year ended May 31, 2013.

The Leader Short Term Bond Fund ended fiscal year 2013 with a total return of 8.22% (LCCIX), 7.60% (LCCMX), and 7.66% (LCAMX).  LCMCX was launched on 08/08/2012 and returned 5.02% since its inception.

The Leader Total Return Fund ended its fiscal year with a total return, of 17.76% (LCTIX), 17.16% (LCTRX) and 17.14% (LCATX).  LCCTX was launched on 08/08/2012 and returned 12.29% since its inception.

The Funds’ past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-711-9164

As stated in the current prospectus, the Funds’ annual operating expense ratio (gross) are as follows:

The Leader Short Term Bond Fund 0.99% (LCCIX), 1.49% (LCCMX), 1.58% (LCAMX) and 1.99% (LCMCX).

The Leader Total Return Fund 1.78% (LCTIX), 2.28% (LCTRX), 2.41% (LCATX) and 2.78% (LCCTX); however these expenses are capped at .1.35% (LCTIX), 1.85% (LCTRX), 1.85% (LCATX) and 2.35% (LCCTX)

Our Short Term Bond Fund benefited from continued spread compression in corporate bonds and relatively stable treasury rates.  Outperformance came from our financial exposure, explicitly our trust preferred exposure which, because of Frank Dodd and Basel III regulatory changes, incentivized issuers to tender for their discounted issues.  Meanwhile, all subordinated debt rallied markedly because of the improving balance sheets of the money center banks.  We also used the European sovereign debt crisis to deploy 30% of our portfolio in investment grade European credits.  Telefonica, Telecom Italia, ENI SPA, and Iberdrola were BBB credits that we purchased and added considerable outperformance to the portfolio.  And finally, our 25% exposure to high yield also added to our performance as high yield spreads were trading at multi-year lows by the end of our fiscal year.  The overarching theme of 2012 was the dissipation of the fear trade, which was our investment thesis at the beginning of the year.  Our investment model consists of two major inputs, treasury rate and credit spread predictions.  We were correct in our spread predictions, and treasury rates remained lower than our expectations which resulted in higher returns than we initially expected.  Much of the year was “risk-on” in the sense that many of the problems that had been priced into global markets started to unwind.  The break-up of the Eurozone proved to be entirely false, corporate profits remained robust, the Federal Reserve as well as global central banks continued to provide unprecedented liquidity.  Two rounds of European bank financing in to form of LTRO was the impetus we needed to invest in Europe as it virtually eliminated the risk of a large bank default.  Concerns stemming from the re-election of Obama, sequestration and the re-institution of the payroll tax in the United States, while a headwind, were overblown.  In fact, U.S. deficit projections for 2013 have come down dramatically from $1 Trillion to $650 Billion as tax receipts soared.  Market corrections proved to be a buying opportunity in risk assets and were an opportune time to put money to work, and Leader utilized these opportunities to deploy cash and build out the yield in all of its funds.

The Total Return Fund benefitted from the same macro-trends as the Short Term Bond Fund.  However, it inherently takes on a bit more risk.  We extended duration opportunistically in financial names, and carried a heavier high yield position (almost 40%).  Furthermore, it benefitted from speculative plays in Fannie Mae Preferred Securities, which because of the rebound in housing, quadrupled in price.  Additional exposure to positive yielding convertibles from business development companies such as Ares Capital, Prospect Capital, and Apollo Investment Corporation, as well as Electronic Arts also outperformed.  Whereas we invested more conservatively in the Short Term Bond Fund with regards to European Banks and bought short-dated senior unsecured paper, we deployed cash in junior subordinated securities in the Total Return Fund.  Issuers included BNP Paribas, BBVA, and Credit Agricole.  By going further down in the capital structure the Total Return Fund benefited more during the rally in risk assets.  Leader Capital also built a substantial position in floating rate notes that reset to the ten year treasury and/or swap rate.  As interest rates increased toward the back-end of the year, these securities provided substantial outperformance.

Our outlook for 2013 is as follows.  Leader Capital expects treasury rates to move gradually higher as the Labor market gains strength and the housing recovery provides a tailwind for economic growth.  Inflation will remain subdued.  Corporate spreads will continue to tighten and underlying treasury rates will increase marginally.  We expect Quantitative Easing to be tapered but the Fed to continue with easy monetary policy and leave the target Fed Funds Rate at .25%.  Because there is a risk for rising rates we will continue to have low effective duration in both funds.

In the following pages you will find detailed discussions about the Leader Short Term Bond Fund and the Leader Total Return Fund and their performance since inception of the Funds.  We hope you will take a moment to read this information, and let us know if you have any questions about your investment.  You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Short Term Bond Fund and the Leader Total Return Fund and we look forward to serving your investment needs in the years to come.

Sincerely,

John E. Lekas

Portfolio Manager

__________________________

1 The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes. Past performance is no guarantee of future results.

This material must be preceded or accompanied by a prospectus.  Investors should consider the investment objective, risks, charges and expenses of the Funds carefully before investing.  The Prospectus contains this and other important information about the Funds.  For a current Prospectus, call 800-269-8810 or go to www.leadercapital.com.  Foreside Distribution Services, LP.

Investments in debt securities typically decrease in value when interest rates rise.  This risk is actually greater for longer-term debt securities.  Investment by the Funds in lower-rated and nonrated securities presents a greater risk of loss of principle and interest than higher-rated securities.  The Funds are exposed to credit risk where lower –rated securities have a higher risk of defaulting on obligations.  Investments in foreign securities involve greater volatility and political, economic and currency risks.  They may also have different accounting methods.  Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Leader Short-Term Bond Fund
Investment Highlights (Unaudited)
May 31, 2013

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. The Fund's Investment Advisor, Leader Capital Corporation (the "Advisor") utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund's sector breakdown as of May 31, 2013 is shown below.

Leader Short-Term Bond Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2013

The Fund's performance figures* for the periods ending May 31, 2013, compared to its benchmark:

	1 Year	Annualized 3 Year	Annualized 5 Year	Annualized ** Since Inception July 14, 2005
Leader Short-Term Bond Fund - Investor Class	7.60%	4.09%	4.19%	4.14%
Leader Short-Term Bond Fund - Institutional Class	8.22%	4.63%	N/A	6.90%***
Leader Short-Term Bond Fund - Class A	7.66%	N/A	N/A	5.62%****
Leader Short-Term Bond Fund - Class A with Load *****	3.92%	N/A	N/A	2.49%
Leader Short-Term Bond Fund - Class C	N/A	N/A	N/A	5.02% *******
Merrill Lynch 1-3 Year Government/Corporate Bond Index ********	1.08%	1.54%	2.54%	3.38%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-711-9164.

** Annualized for periods more than one full year.
*** Institutional Class inception date is October 31, 2008.
**** Class A inception date is March 21, 2012.
***** Class A with load total return is calculated using the maximum sales charge of 3.50%.

****** In compliance with SEC guidelines, these results include maximum front end sales charges. Fund shares were sold with a maximum initial sales charge of 3.50% and did not apply to purchases of $500,000 and over. The front end sales charge was removed on April 27, 2009 and will be shown through the year ending May 31, 2015.

******* Class C inception date is August 8, 2012.

******** The Merrill Lynch 1-3 Year Government/Corporate Bond Index tracks the performance of U.S. dollar denominated investment grade U.S. Government and corporate bond debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years.  One cannot invest directly in an index.  Sector allocations are subject to change.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS
May 31, 2013

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	BONDS & NOTES - 81.5%
	AGRICULTURE - 0.2%
1,000,000	Bunge Ltd. Finance Corp.	5.3500	4/15/2014	1,037,842

	AUTO MANUFACTURERS - 0.2%
1,000,000	Daimler Finance North America LLC (a,b)	0.8936	3/28/2014	1,003,008

	AUTO PARTS & EQUIPMENT - 0.7%
3,000,000	Lear Corp.	7.8750	3/15/2018	3,221,250

	BANKS - 24.5%
1,000,000	Abbey National Treasury Services PLC	2.8750	4/25/2014	1,017,456
1,000,000	Abbey National Treasury Services PLC (a)	3.8750	11/10/2014	1,033,974
1,000,000	Abbey National Treasury Services PLC	3.8750	11/10/2014	1,033,974
2,000,000	ABN AMRO Bank NV (a)	4.2500	2/2/2017	2,169,000
500,000	Associated Banc-Corp	1.8750	3/12/2014	502,238
6,000,000	Bank of America Corp.	7.3750	5/15/2014	6,369,072
1,000,000	Banque Internationale a Luxembourg SA (b)	1.0011	7/5/2016	905,000
2,000,000	Barclays Bank PLC (a)	10.1790	6/12/2021	2,676,964
2,000,000	BBVA Bancomer SA (a)	6.7500	9/30/2022	2,252,500
1,000,000	BBVA US Senior SAU	3.2500	5/16/2014	1,008,808
3,250,000	BBVA US Senior SAU	4.6640	10/9/2015	3,380,273
6,000,000	BNP Paribas SA (b)	3.0301	12/20/2014	6,202,032
1,200,000	BNP Paribas SA (a,b)	5.1860	Perpetual	1,174,500
5,900,000	BPCE SA (b,c)	2.2200	Perpetual	3,982,500
1,000,000	Capital One Financial Corp.	7.3750	5/23/2014	1,063,820
1,900,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (b)	8.3750	Perpetual	2,060,930
5,300,000	Deutsche Bank Capital Finance Trust I (b,c)	1.9200	Perpetual	4,026,834
3,282,000	Deutsche Bank Capital Funding Trust VI (b)	4.6920	Perpetual	3,682,869
1,000,000	Fifth Third Bancorp (b)	0.7001	12/20/2016	980,651
7,565,000	Fifth Third Capital Trust IV (b)	6.5000	4/15/2037	7,612,281
4,475,000	Goldman Sachs Capital II (b)	4.0000	6/1/2043	3,882,063
1,500,000	Goldman Sachs Group, Inc. (b)	0.7341	3/22/2016	1,486,956
65,000	Goldman Sachs Group, Inc. (b)	0.8836	9/29/2014	65,051
500,000	Goldman Sachs Group, Inc.	5.1500	1/15/2014	513,007
2,000,000	Hypothekenbank Frankfurt International SA	5.1250	1/21/2016	2,151,960
3,000,000	ING Bank NV (a)	5.1250	5/1/2015	3,150,642
2,000,000	JPMorgan Chase Capital XXI (b)	1.2231	2/2/2037	1,610,000
2,000,000	JP Morgan Chase Capital XXIII (b)	1.2751	5/15/2047	1,590,000
1,000,000	JPMorgan Chase & Co. (b)	0.8928	2/26/2016	1,002,807
2,000,000	JPMorgan Chase & Co. (b)	1.0301	5/2/2014	2,011,230
1,000,000	Morgan Stanley (b)	0.7571	10/15/2015	987,400
3,900,000	Nordea Bank AB (b)	1.8130	Perpetual	3,317,456
2,000,000	Nordea Bank AB (b)	8.3750	Perpetual	2,199,400
5,310,000	PNC Financial Services Group, Inc. (b)	4.4936	Perpetual	5,309,974
200,000	Royal Bank of Canada	2.1000	7/29/2013	200,541
6,935,000	Royal Bank of Scotland Group PLC	5.0000	11/12/2013	7,058,096
3,800,000	Royal Bank of Scotland NV (b)	0.9806	3/9/2015	3,696,260
4,267,000	Royal Bank of Scotland PLC (b)	9.5000	3/16/2022	5,047,554
2,000,000	Santander Financial Issuances Ltd.	7.2500	11/1/2015	2,167,888
2,000,000	State Street Capital Trust IV (b)	1.2801	6/15/2037	1,695,000
600,000	SunTrust Capital III (b)	0.9301	3/15/2028	495,000

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2013
Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	BANKS - 24.5% (Continued)
1,000,000	UBS Capital IX	7.6250	8/17/2022	1,141,995
3,000,000	UniCredit Bank Austria AG (a)	7.2500	2/15/2017	3,440,463
5,700,000	Wachovia Capital Trust III (b)	5.5698	Perpetual	5,714,250
1,000,000	Zions Bancorporation	4.5000	3/27/2017	1,065,922
1,342,000	Zions Bancorporation	7.7500	9/23/2014	1,444,353
				115,580,944
	BEVERAGES - 0.6%
2,500,000	Coca-Cola HBC Finance BV	5.1250	9/17/2013	2,525,762
225,000	PepsiCo., Inc. (b)	0.4828	2/26/2016	225,514
				2,751,276
	BUILDING MATERIALS - 0.2%
1,000,000	Cemex Finance LLC (a)	9.5000	12/14/2016	1,065,000

	CHEMICALS - 0.2%
1,075,000	NOVA Chemicals Corp.	8.3750	11/1/2016	1,144,875

	COAL - 0.2%
1,000,000	CONSOL Energy, Inc.	8.0000	4/1/2017	1,075,000

	COMMERCIAL SERVICES - 2.0%
2,000,000	McGraw Hill Financial, Inc.	5.9000	11/15/2017	2,241,556
3,300,000	Moody's Corp.	5.5000	9/1/2020	3,640,035
3,000,000	Western Union Co.	5.9300	10/1/2016	3,356,067
				9,237,658
	COMPUTERS - 1.2%
500,000	Apple, Inc. (b)	0.3231	5/3/2016	500,030
2,000,000	Dell, Inc.	3.1000	4/1/2016	2,035,834
3,000,000	Hewlett-Packard Co.	4.7500	6/2/2014	3,109,833
				5,645,697
	COSMETICS/PERSONAL CARE - 0.5%
2,000,000	Avon Products, Inc.	5.7500	3/1/2018	2,222,434

	DISTRIBUTION/WHOLESALE - 1.3%
4,000,000	Glencore Funding LLC (a,b)	1.5741	1/15/2019	3,969,564
2,000,000	Glencore Funding LLC (a)	6.0000	4/15/2014	2,080,472
				6,050,036
	DIVERSIFIED FINANCIAL SERVICES - 12.5%
500,000	Banque PSA Finance SA	3.3750	4/4/2014	501,875
1,300,000	Cantor Fitzgerald LP (a)	6.3750	6/26/2015	1,385,933
2,000,000	Citigroup, Inc. (b)	0.5506	6/9/2016	1,943,870
2,000,000	Ford Credit Canada Ltd.	7.5000	8/18/2015	2,138,786
4,500,000	General Electric Capital Corp. (b)	0.5401	9/15/2014	4,502,556
3,780,000	General Electric Capital Corp. (b)	6.3750	11/15/2067	4,039,875
2,000,000	HSBC Finance Corp. (b)	0.7047	6/1/2016	1,980,458
3,000,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	7.7500	1/15/2016	3,108,750
5,500,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	8.0000	1/15/2018	5,843,750
2,000,000	International Lease Finance Corp.	5.6250	9/20/2013	2,025,000
3,000,000	International Lease Finance Corp.	8.7500	3/15/2017	3,566,250
3,750,000	Man Strategic Holdings Ltd.	1.9341	9/22/2015	3,778,125
3,000,000	Man Strategic Holdings Ltd.	5.0000	8/9/2017	2,985,000
2,750,000	Merrill Lynch & Co., Inc. (b)	0.8231	5/2/2017	2,643,702
3,000,000	National Money Mart Co.	10.3750	12/15/2016	3,217,500
2,000,000	Northern Rock Asset Management PLC (a)	5.6250	6/22/2017	2,312,980

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2013
Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	DIVERSIFIED FINANCIAL SERVICES - 12.5% (Continued)
3,000,000	Santander US Debt SAU (a)	2.9910	10/7/2013	3,009,570
3,000,000	Skyway Concession Co. LLC (a,b)	0.5636	6/30/2017	2,700,000
2,000,000	SLM Corp. (b)	0.5756	1/27/2014	1,985,996
3,000,000	SLM Corp.	6.0000	1/25/2017	3,166,089
2,000,000	SLM Corp.	8.4500	6/15/2018	2,220,506
				59,056,571
	ELECTRIC - 2.8%
1,000,000	Enel Finance International NV (a)	3.8750	10/7/2014	1,032,096
1,000,000	Enel Finance International NV	3.8750	10/7/2014	1,032,096
1,000,000	Enel Finance International NV (a)	6.2500	9/15/2017	1,123,245
4,000,000	Iberdrola Finance Ireland Ltd. (a)	3.8000	9/11/2014	4,121,440
2,000,000	InterGen NV (a)	9.0000	6/30/2017	2,062,500
3,000,000	NRG Energy, Inc.	7.6250	5/15/2019	3,202,500
500,000	NRG Energy, Inc.	7.8750	5/15/2021	560,000
				13,133,877
	FOOD - 0.7%
200,000	Cadbury Schweppes US Finance LLC (a)	5.1250	10/1/2013	202,999
200,000	General Mills, Inc.	5.2500	8/15/2013	201,881
2,000,000	Safeway, Inc.	6.2500	3/15/2014	2,079,430
500,000	Tyson Foods, Inc.	6.6000	4/1/2016	569,864
				3,054,174
	FOREIGN GOVERNMENT - 0.6%
3,000,000	Spain Government International Bond	3.6250	6/17/2013	3,001,140

	GAS - 0.3%
1,750,000	Southern Union Co. (b)	3.2916	11/1/2066	1,612,188

	HOLDING COMPANIES-DIVERSIFIED - 0.5%
2,000,000	Hutchison Whampoa International 12 Ltd.	6.0000	Perpetual	2,145,000

	HOME FURNISHINGS - 0.2%
816,000	Whirlpool Corp.	8.6000	5/1/2014	872,502

	INSURANCE - 10.4%
3,600,000	Aegon NV (b)	1.7797	Perpetual	2,727,277
10,200,000	Aegon NV (b,c)	2.0545	Perpetual	7,171,875
2,770,000	Assurant, Inc.	5.6250	2/15/2014	2,860,986
6,967,000	AXA SA (b)	1.5640	Perpetual	5,233,343
770,000	AXA SA (b)	2.1050	Perpetual	516,862
2,000,000	Genworth Holdings, Inc.	6.5150	5/22/2018	2,299,734
7,053,000	ING Capital Funding Trust III (b)	3.8836	Perpetual	6,947,205
3,100,000	ING Groep NV (b)	1.8000	Perpetual	2,524,258
3,700,000	ING Groep NV (b)	2.2000	Perpetual	3,068,928
2,350,000	MBIA, Inc.	6.4000	8/15/2022	2,338,250
2,500,000	MetLife, Inc. (b)	1.5231	8/6/2013	2,505,337
2,000,000	Principal Life Income Funding Trusts (b)	0.4551	11/8/2013	2,000,538
3,000,000	Prudential PLC	11.7500	Perpetual	3,410,412
5,000,000	ZFS Finance USA Trust II (a,b)	6.4500	12/15/2065	5,475,000
				49,080,005

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2013
Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	IRON/STEEL - 2.2%
50,000	ArcelorMittal	7.2500	4/1/2014	1,385,943
3,000,000	ArcelorMittal	9.5000	2/15/2015	3,330,000
5,600,000	Cliffs Natural Resources, Inc.	4.8750	4/1/2021	5,384,652
200,000	Nucor Corp.	5.0000	6/1/2013	200,000
				10,300,595
	LEISURE TIME - 0.1%
350,000	Royal Caribbean Cruises Ltd.	11.8750	7/15/2015	419,562

	LODGING - 1.1%
5,000,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.8750	11/1/2017	5,312,500

	MACHINERY-DIVERSIFIED - 0.5%
2,000,000	Case New Holland, Inc. (a)	7.8750	12/1/2017	2,360,000

	MEDIA - 0.4%
200,000	COX Communications, Inc.	4.6250	6/1/2013	200,000
200,000	Thomson Reuters Corp.	5.9500	7/15/2013	201,193
1,500,000	TV Azteca SAB de CV	7.5000	5/25/2018	1,621,875
				2,023,068
	MINING - 0.3%
1,000,000	FMG Resources August 2006 Pty Ltd. (a)	7.0000	11/1/2015	1,035,000
250,000	Teck Resources Ltd.	2.5000	2/1/2018	253,034
150,000	Xstrata Finance Canada Ltd. (a)	2.0500	10/23/2015	151,518
				1,439,552
	MISCELLANEOUS MANUFACTURING - 0.5%
1,200,000	Bombardier, Inc. (a)	4.2500	1/15/2016	1,239,000
100,000	Bombardier, Inc. (a)	7.7500	3/15/2020	116,250
1,000,000	Ingersoll-Rand Global Holding Co. Ltd.	9.5000	4/15/2014	1,073,363
				2,428,613
	MUNICIPAL - 0.9%
700,000	Government Development Bank for Puerto Rico	3.8750	2/1/2017	679,161
2,395,000	Government Development Bank for Puerto Rico	4.3750	2/1/2019	2,312,157
1,160,000	Government Development Bank for Puerto Rico	4.7040	5/1/2016	1,162,285
				4,153,603
	OFFICE/BUSINESS EQUIPMENT - 0.5%
2,000,000	Pitney Bowes, Inc.	5.2500	1/15/2037	2,126,028

	OIL & GAS - 8.1%
6,010,000	Citgo Petroleum Corp. (a)	11.5000	7/1/2017	6,821,350
1,000,000	Concho Resources, Inc.	8.6250	10/1/2017	1,067,500
4,000,000	Gazprom OAO Via Gaz Capital SA (a)	8.1250	7/31/2014	4,288,788
3,614,000	HollyFrontier Corp.	9.8750	6/15/2017	3,803,735
3,000,000	Lukoil International Finance BV (a)	3.4160	4/24/2018	3,006,210
1,700,000	Lukoil International Finance BV (a)	6.3750	11/5/2014	1,816,069
3,000,000	Petrobras Global Finance BV (b)	2.4141	1/15/2019	3,033,426
1,000,000	Petrobras International Finance Co. - Pifco	3.5000	2/6/2017	1,026,402
1,700,000	Petrohawk Energy Corp.	7.2500	8/15/2018	1,885,818
3,350,000	Petrohawk Energy Corp.	10.5000	8/1/2014	3,547,958
4,480,000	Tesoro Corp.	9.7500	6/1/2019	4,995,200
2,554,000	United Refining Co.	10.5000	2/28/2018	2,911,560
				38,204,016
	OTHER ABS - 0.9%
2,000,000	ACAS CLO 2013-1 Ltd. (a,b)	4.0881	4/20/2025	2,007,200
2,440,000	Goldman Sachs Asset Management CLO PLC (a,b)	1.3741	8/1/2022	2,305,800
				4,313,000

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2013
Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	PHARMACEUTICALS - 0.9%
4,000,000	Warner Chilcott Co. LLC / Warner Chilcott Finance LLC	7.7500	9/15/2018	4,432,500

	RETAIL - 0.5%
1,000,000	Staples, Inc.	9.7500	1/15/2014	1,052,233
1,000,000	Toys R Us Property Co. II LLC	8.5000	12/1/2017	1,063,750
400,000	Walgreen Co.	4.8750	8/1/2013	402,642
				2,518,625
	TELECOMMUNICATIONS - 4.6%
1,000,000	AT&T, Inc. (b)	0.6601	2/12/2016	1,001,903
200,000	Deutsche Telekom International Finance BV	5.2500	7/22/2013	201,212
3,000,000	Nokia OYJ	5.3750	5/15/2019	2,955,000
5,000,000	Telecom Italia Capital SA	5.2500	11/15/2013	5,084,225
2,000,000	Telecom Italia Capital SA	5.2500	10/1/2015	2,147,282
3,000,000	Telefonica Emisiones SAU	4.9490	1/15/2015	3,157,533
2,000,000	Telefonica Emisiones SAU	6.4210	6/20/2016	2,239,916
2,000,000	Telemar Norte Leste SA	5.5000	10/23/2020	1,978,426
3,000,000	Telemar Norte Leste SA	5.5000	10/23/2020	2,967,639
				21,733,136
	TRUCKING & LEASING - 0.2%
540,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. (a)	2.5000	7/11/2014	549,233
500,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. (a)	2.5000	3/15/2016	513,004
				1,062,237
	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.0%
40,159	Freddie Mac REMICS 3107 YO (e,f,g)	0.0000	2/15/2036	39,612
14,240	Freddie Mac REMICS 3213 OB (e,f,g)	0.0000	9/15/2036	14,233
47,749	Freddie Mac REMICS 3213 OH (e,f,g)	0.0000	9/15/2036	44,414
				98,259

	TOTAL BONDS & NOTES (Cost - $375,391,943)			384,915,771

	BANK LOANS - 0.6%
2,000,000	Goodyear Tire and Rubber (b)	4.7500	4/19/2019	2,016,260
500,000	HJ Heinz Co. (b)	2.5340	3/27/2019	501,875
500,000	HJ Heinz Co. (b)	2.7840	3/27/2020	504,375
	TOTAL BANK LOANS (Cost - $2,958,566)			3,022,510

	CONVERTIBLE BONDS - 9.3%
	AUTO PARTS & EQUIPMENT - 0.9%
4,000,000	Icahn Enterprises, L.P. (b)	4.0000	8/15/2013	3,990,000

	COAL - 1.5%
4,700,000	Alpha Natural Resources, Inc.	2.3750	4/15/2015	4,647,125
600,000	Enercoal Resources Pte Ltd.	9.2500	8/5/2014	468,120
2,500,000	Peabody Energy Corp.	4.7500	12/15/2041	2,164,063
				7,279,308
	INTERNET - 0.3%
1,500,000	TIBCO Software, Inc.	2.2500	5/1/2032	1,484,062

	INVESTMENT COMPANIES - 2.9%
5,000,000	Apollo Investment Corp.	5.7500	1/15/2016	5,350,000
4,000,000	Ares Capital Corp. (a)	4.7500	1/15/2018	4,215,000
4,000,000	Prospect Capital Corp. (a)	5.8750	1/15/2019	4,242,500
				13,807,500
	IRON/STEEL - 0.2%
1,000,000	ArcelorMittal	5.0000	5/15/2014	1,027,500

	OIL & GAS - 1.4%
93,000	CenterPoint Energy, Inc.	3.5470	9/15/2029	4,469,812
2,000,000	Chesapeake Energy Corp.	2.2500	12/15/2038	1,870,000
				6,339,812

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2013
Principal Amount ($)			Coupon Rate (%)	Maturity	Value ($)
		PACKAGING & CONTAINERS - 0.4%
2,000,000		Owens-Brockway Glass Container, Inc. (a)	3.0000	6/1/2015	2,050,620

		REITS - 1.7%
4,000,000		Annaly Capital Management, Inc.	5.0000	5/15/2015	4,077,500
4,000,000		IAS Operating Partnership LP (a)	5.0000	3/15/2018	3,922,500
					8,000,000

		TOTAL CONVERTIBLE BONDS (Cost - $44,441,345)			43,978,802

Shares		PREFERRED STOCKS - 3.4%	Dividend Rate (%)
		AUCTION RATE PREFERRED STOCKS - 0.3%
39		Eaton Vance Senior Floating-Rate Trust (c,d,h)	0.1350		975,000
27		Eaton Vance Senior Floating-Rate Trust (c,d,h)	0.1350		675,000
					1,650,000
		BANKS - 0.6%
115,000		Zions Bancorporation	9.5000		2,930,200

		HOLDING COMPANIES-DIVERSIFIED - 1.0%
4,600		Pitney Bowes International Holdings, Inc. (a)	6.1250		4,554,288

		REAL ESTATE - 1.3%
6,300,000		OnBoard Capital Co. (c,d)	11.0000		6,300,000

		REITS - 0.2%
30,000		New York Mortgage Trust, Inc.	7.7500		750,000

		TOTAL PREFERRED STOCKS (Cost - $16,131,700)			16,184,488

		SHORT-TERM INVESTMENTS - 5.2%
		MONEY MARKET FUND - 5.2%
24,730,003		JPMorgan 100% US Treasury Securities Money Market Fund. 0.00% (b)
		TOTAL SHORT-TERM INVESTMENTS (Cost - $24,730,003)			24,730,003

		TOTAL INVESTMENTS - 100.0% (Cost - $463,653,557)(i)			$ 472,831,574
		LIABILITIES LESS OTHER ASSETS - 0.0%			(105,110)
		NET ASSETS - 100.0%			$ 472,726,464

		ABS - Asset Backed Security
		REIT - Real Estate Investment Trust
		REMICs - Real Estate Mortgage Investment Conduits
(a)

Securities exempt from registration under Rule 144A of Securities Act of 1933.  These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2013, these securities amounted to $92,636,180 or 19.6% of net assets.

	(b)	Variable rate security; the rate shown represents the rate at May 31, 2013.
	(c)	The value of this security has been determined in good faith under the polices of the Board of Trustees.
(d)		The Advisor or trustees have determined these securities to be illiquid. At May 31, 2013, these securities amounted to $7,950,000 or 1.7 % of net assets.
	(e)	Principal only bond - non income producing.
	(f)	Collateralized mortgage obligation (CMO).
	(g)

Issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. government. The Federal Home Loan Mortgage Corporation currently operates under a federal conservatorship.

	(h)	Rate shown represents the dividend rate as of May 31, 2013.
	(i)

Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $463,823,930 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

				Unrealized Appreciation:	$ 11,495,669
				Unrealized Depreciation:	(2,488,025)
				Net Unrealized Appreciation:	$ 9,007,644

See accompanying notes to financial statements.

Leader Total Return Fund
Investment Highlights (Unaudited)
May 31, 2013

The primary investment objective of the Fund is to seek income and capital appreciation to produce a high total return. The Fund expects to achieve its objectives by investing primarily in domestic and foreign fixed income securities of various maturities and credit qualities that are denominated in U.S. dollars or foreign currencies. The Fund's Investment Advisor, Leader Capital Corporation (the "Advisor") allocates Fund assets among various fixed income sectors, maturities and specific issues using an opportunistic approach by assessing risk and reward among fixed income peer groups.  The Fund's sector breakdown as of May 31, 2013 is shown below.

Leader Total Return Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2013

The Fund's performance figures* for the periods ending May 31, 2013, compared to its benchmark:

	One Year	Annualized ** Since Inception July 30, 2010
Leader Total Return Fund - Investor Class	17.16%	7.23%
Leader Total Return Fund - Institutional Class	17.76%	7.59%
Leader Total Return Fund - Class A	17.14%	11.04% ***
Leader Total Return Fund - Class A with Load ****	13.10%	7.75%
Leader Total Return Fund - Class C	N/A	12.29% *****
Barclays Capital U.S. Aggregate Bond Index ******	0.91%	3.90%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.  Returns greater than 1 year are annualized.  For performance information current to the most recent month-end, please call 1-800-711-9164.

** Annualized for periods more than one full year.
*** Class A inception date is March 21, 2012.
**** Class A with load total return is calculated using the maximum sales charge of 3.50%.
***** Class C inception date is August 8, 2012.

****** The Barclays Capital U.S. Aggregate Bond Index is a composite of four major subindexes: US Government Index; US Credit Index; US Mortgage Backed Securitiesis often used to measure the performance of the U.S. investment grade bond market.  Investors may not invest directly in an index. Unlike the Fund's returns, the Index does not reflect any fees or expenses.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS
May 31, 2013

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	BONDS & NOTES - 69.9%
	BANKS - 23.6%
400,000	BAC Capital Trust XIV (a)	4.0000	Perpetual	353,000
200,000	Barclays Bank PLC (a)	14.0000	Perpetual	408,431
300,000	Barclays Bank PLC (b)	10.1790	6/12/2021	401,545
300,000	BBVA International Preferred SAU (a)	5.9190	Perpetual	280,125
400,000	BNP Paribas SA (a,b)	5.1860	Perpetual	391,500
689,000	BPCE SA (a,c)	2.2200	Perpetual	465,075
300,000	Credit Agricole SA (a,b)	6.6370	Perpetual	291,000
402,000	Deutsche Bank Capital Finance Trust I (a)	1.9200	Perpetual	305,432
455,000	Deutsche Bank Capital Funding Trust VI (a,c)	4.6920	Perpetual	510,574
600,000	Fifth Third Capital Trust IV (a)	6.5000	4/15/2037	603,750
425,000	Goldman Sachs Capital II (a)	4.0000	6/1/2043	368,687
200,000	Morgan Stanley	7.3000	5/13/2019	243,500
300,000	Nordea Bank AB (a)	1.8130	Perpetual	255,189
500,000	Nordea Bank AB (a)	8.3750	Perpetual	549,850
200,000	Royal Bank of Scotland NV (a)	0.9806	3/9/2015	194,540
615,000	Royal Bank of Scotland PLC (a)	9.5000	3/16/2022	727,501
300,000	Wachovia Capital Trust III (a)	5.5698	Perpetual	300,750
				6,650,449
	COAL - 0.7%
200,000	Arch Coal, Inc.	8.7500	8/1/2016	207,250

	COMPUTERS - 2.5%
200,000	Dell, Inc.	6.5000	4/15/2038	195,785
300,000	Hewlett-Packard Co.	4.3750	9/15/2021	303,375
200,000	Lexmark International, Inc.	5.1250	3/15/2020	210,376
				709,536
	DIVERSIFIED FINANCIAL SERVICES- 15.2%
390,000	Cantor Fitzgerald LP (b)	6.3750	6/26/2015	415,780
500,000	General Electric Capital Corp. (a)	6.3750	11/15/2067	534,375
400,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp.	8.0000	1/15/2018	425,000
400,000	International Lease Finance Corp.	8.7500	3/15/2017	475,500
200,000	Jefferies Group LLC	8.5000	7/15/2019	254,000
250,000	Man Strategic Holdings Ltd. (a)	1.9341	9/22/2015	251,875
400,000	Man Strategic Holdings Ltd.	5.0000	8/9/2017	398,000
200,000	NASDAQ OMX Group, Inc.	5.5500	1/15/2020	215,018
200,000	National Money Mart Co.	10.3750	12/15/2016	214,500
250,000	Nationstar Mortgage LLC / Nationstar Capital Corp.	10.8750	4/1/2015	264,062
300,000	Scottrade Financial Services, Inc. (b)	6.1250	7/11/2021	301,972
500,000	SLM Corp.	8.0000	3/25/2020	543,171
				4,293,253
	ELECTRIC - 1.5%
277,000	Enel Finance International NV	6.2500	9/15/2017	311,139
100,000	InterGen NV (b)	9.0000	6/30/2017	103,125
				414,264

See accompanying notes to financial statements.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2013

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	INSURANCE - 8.7%
400,000	Aegon NV (a)	1.7797	Perpetual	303,031
800,000	Aegon NV (a,c)	2.0545	Perpetual	562,500
600,000	AXA SA (a)	1.5640	Perpetual	450,697
115,000	AXA SA (a)	2.1050	Perpetual	77,194
250,000	ING Capital Funding Trust III (a)	3.8836	Perpetual	246,250
500,000	ING Groep NV (a)	1.8000	Perpetual	407,138
243,000	ING Groep NV (a)	2.2000	Perpetual	201,554
200,000	MBIA Inc.	6.4000	8/15/2022	199,000
				2,447,364
	IRON/STEEL - 1.9%
150,000	ArcelorMittal	9.5000	2/15/2015	166,500
400,000	Cliffs Natural Resources, Inc.	4.8750	4/1/2021	384,618
				551,118
	LODGING - 1.1%
300,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.	7.8750	11/1/2017	318,750

	MINING - 1.1%
300,000	Alcoa, Inc.	5.7200	2/23/2019	320,625

	MISCELLANEOUS MANUFACTURING - 0.8%
200,000	Bombardier, Inc. (b)	7.7500	3/15/2020	232,500

	MUNICIPAL - 1.4%
300,000	Government Development Bank for Puerto Rico	3.8750	2/1/2017	291,069
100,000	Government Development Bank for Puerto Rico	4.7040	5/1/2016	100,197
				391,266
	OIL & GAS - 6.8%
430,000	Citgo Petroleum Corp. (b)	11.5000	7/1/2017	488,050
150,000	Lukoil International Finance BV (b)	6.3750	11/5/2014	160,241
300,000	Petrohawk Energy Corp.	7.2500	8/15/2018	332,791
540,000	United Refining Co.	10.5000	2/28/2018	615,600
200,000	Valero Energy Corp.	10.5000	3/15/2039	317,376
				1,914,058
	RETAIL - 0.6%
200,000	JC Penney Corp., Inc.	7.6250	3/1/2097	165,500

	TELECOMMUNICATIONS - 4.0%
400,000	Nokia OYJ	5.3750	5/15/2019	394,000
200,000	Telecom Italia Capital SA	7.1750	6/18/2019	236,655
300,000	Telemar Norte Leste SA	5.5000	10/23/2020	296,764
200,000	Telemar Norte Leste SA	5.5000	10/23/2020	197,843
				1,125,262

	TOTAL BONDS & NOTES (Cost - $19,050,398)			19,741,195

See accompanying notes to financial statements.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2013

Principal Amount ($)		Coupon Rate (%)	Maturity	Value ($)
	CONVERTIBLE BONDS - 15.5%
	COAL - 5.1%
600,000	Alpha Natural Resources, Inc.	2.3750	4/15/2015	593,250
300,000	Enercoal Resources Pte Ltd.	9.2500	8/5/2014	234,060
700,000	Peabody Energy Corp.	4.7500	12/15/2041	605,937
				1,433,247
	DIVERSIFIED FINANCIAL SERVICE - 1.1%
300,000	BGC Partners, Inc.	4.5000	7/15/2016	312,000

	INVESTMENT COMPANIES - 4.9%
500,000	Apollo Investment Corp.	5.7500	1/15/2016	535,000
300,000	Ares Capital Corp. (b)	4.7500	1/15/2018	316,125
500,000	Prospect Capital Corp. (b)	5.8750	1/15/2019	530,313
				1,381,438
	IRON/STEEL - 0.7%
200,000	ArcelorMittal	5.0000	5/15/2014	205,500

	OIL & GAS - 2.2%
7,000	CenterPoint Energy, Inc. (a)	3.5470	9/15/2029	336,438
300,000	Chesapeake Energy Corp.	2.2500	12/15/2038	280,500
				616,938
	SOFTWARE - 1.5%
400,000	Electronic Arts, Inc.	0.7500	7/15/2016	418,500

	TOTAL CONVERTIBLE BONDS (Cost - $4,553,750)			4,367,623

Shares	EXCHANGE TRADED FUNDS - 1.4%
	COMMODITY FUND - 1.4%
3,000	SPDR Gold Shares (d)
	(Cost - $401,220)			401,760

	PREFERRED STOCK - 4.4%	Dividend Rate (%)	Maturity
	BANKS - 0.9%
10,000	Zions Bancorporation (e)	9.5000	Perpetual	254,800

	HOLDING COMPANIES-DIVERSIFIED - 1.4%
400	Pitney Bowes International Holdings, Inc. (b)	6.1250	Perpetual	396,025

	IRON/STEEL - 2.1%
10,000	ArcelorMittal	6.0000	1/15/2016	210,900
20,000	Cliffs Natural Resources, Inc.	7.0000	2/1/2016	383,800
				594,700

	TOTAL PREFERRED STOCK (Cost - $1,265,998)			1,245,525

	SHORT-TERM INVESTMENTS - 4.7%
	MONEY MARKET FUND - 4.7%
1,314,152	JPMorgan 100% US Treasury Securities Money Market Fund, 0.00% (a)
	(Cost - $1,314,152)			1,314,152

	TOTAL INVESTMENTS - 95.9% (Cost - $26,585,518) (f)			$ 27,070,255
	OTHER ASSETS LESS LIABILITIES - 4.1%			1,161,209
	NET ASSETS - 100.0%			$ 28,231,464

See accompanying notes to financial statements.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2013

(a)	Variable rate security; the rate shown represents the rate at May 31, 2013.
(b)

Securities exempt from registration under Rule 144A of Securities Act of 1933.  These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2013, these securities amounted to

$4,028,176 or 14.3% of net assets.

(c)	The value of this security has been determined in good faith under the policies of the Board of Trustees.
(d)	Non income producing security
(e)	The Advisor or trustees have determined these securities to be illiquid. At May 31, 2013, these securities amounted to $254,800 or 0.9% of net assets.
(f)

Represents cost for financial reporting purposes.   Aggregate cost for federal tax purposes is $26,630,012 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 976,370
		Unrealized Depreciation:	(536,127)
		Net Unrealized Appreciation:	$ 440,243

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2013

	Leader Short-Term Bond Fund	Leader Total Return Fund
ASSETS
Investment securities:
At cost	$ 463,653,557	$ 26,585,518
At value	$ 472,831,574	$ 27,070,255
Foreign currency (cost $1,564,724 & $7,418)	1,150,801	7,397
Dividends and interest receivable	5,696,023	400,159
Receivable for Fund shares sold	2,250,594	347,000
Receivable for securities sold	-	381,534
Unrealized appreciation on open forward foreign currency contracts	424,187	38,058
Prepaid expenses and other assets	70,976	24,495
TOTAL ASSETS	482,424,155	28,268,898

LIABILITIES
Payable for investments purchased	8,959,812	-
Payable for Fund shares redeemed	231,189	-
Unrealized depreciation on open forward foreign currency contracts	17,564	3,460
Investment advisory fees payable	284,546	4,609
Distribution (12b-1) fees payable	118,823	5,270
Fees payable to other affiliates	43,894	2,246
Accrued expenses and other liabilities	41,863	21,849
TOTAL LIABILITIES	9,697,691	37,434
NET ASSETS	$ 472,726,464	$ 28,231,464

Net Assets Consist Of:
Paid in capital	$ 470,347,504	$ 27,266,560
Undistributed net investment income	2,251,799	66,807
Accumulated net realized gain (loss) from investments
and foreign currency transactions	(9,058,512)	377,796
Net unrealized appreciation on:
Investments	9,178,017	484,737
Foreign currency translations	7,656	35,564
NET ASSETS	$ 472,726,464	$ 28,231,464

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$ 253,253,318	$ 11,232,669
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	25,665,296	1,031,816
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (1)	$ 9.87	$ 10.89
Institutional Class Shares:
Net Assets	$ 211,779,053	$ 15,705,818
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	21,293,289	1,447,656
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (1)	$ 9.95	$ 10.85
Class A Shares:
Net Assets	$ 2,178,015	$ 342,905
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	220,950	31,518
Net asset value (Net Assets ÷ Shares Outstanding),
redemption price per share (1)	$ 9.86	$ 10.88
Offering price per share
(net asset value plus maximum sales charge of 3.50%)	$ 10.22	$ 11.27
Class C Shares (2):
Net Assets	$ 5,516,078	$ 950,072
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	557,960	86,712
Net asset value (Net Assets ÷ Shares Outstanding),
offering price and redemption price per share (1)	$ 9.89	$ 10.96

(1)	Redemptions made on the Total Return Fund within six months of purchase may be assessed a redemption fee of 2.00%.
(2) Class C shares commenced operation on August 8, 2012.

Leader Funds
STATEMENTS OF OPERATIONS
For Year Ended May 31, 2013

	Leader Short-Term Bond Fund	Leader Total Return Fund
INVESTMENT INCOME
Interest (Net of foreign withholding tax of $7,164 & 4,992)	$ 14,014,712	$ 850,175
Dividends	1,637,974	35,548
TOTAL INVESTMENT INCOME	15,652,686	885,723

EXPENSES
Investment advisory fees	2,781,985	120,746
Distribution (12b-1) fees:
Investor Class	1,104,872	41,622
Class A	2,298	312
Class C	20,531	743
Administrative services fees	258,138	19,473
Transfer agent fees	185,410	21,621
Accounting services fees	95,146	38,514
Custodian fees	75,128	17,017
Registration fees	57,231	38,762
Professional fees	35,852	20,838
Printing expenses	33,323	4,902
Chief compliance officer fees	25,962	1,346
Insurance expense	15,049	628
Trustees' fees and expenses	4,784	5,049
Other expenses	35,082	5,920
TOTAL EXPENSES	4,730,791	337,493

Less: Fees waived by Advisor	-	(77,116)

NET EXPENSES	4,730,791	260,377

NET INVESTMENT INCOME	10,921,895	625,346

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAPS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	(291,121)	582,459
Forward currency exchange contracts	237,787	42,713
Foreign currency transactions	(47,314)	(46,976)
Swap transactions	546,520	-
Net realized gain	445,872	578,196

Net change in unrealized appreciation (depreciation) on:
Investments	15,370,609	1,222,653
Forward currency exchange contracts	223,697	3,442
Foreign currency translations	67,475	13,293
Net change in unrealized appreciation	15,661,781	1,239,388

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS,
SWAPS AND FOREIGN CURRENCY	16,107,653	1,817,584

NET INCREASE IN NET ASSETS FROM OPERATIONS	$ 27,029,548	$ 2,442,930

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Leader		Leader
	Short-Term Bond Fund		Total Return Fund
	Year Ended May 31,		Year Ended May 31,
	2013	2012	2013	2012
FROM OPERATIONS
Net investment income	$ 10,921,895	$ 12,761,637	$ 625,346	$ 553,681
Net realized gain (loss) from investments, swaps
and foreign currency transactions	445,872	(9,439,302)	578,196	(188,671)
Net change in unrealized appreciation (depreciation) on
investments and foreign currency translations	15,661,781	(13,973,549)	1,239,388	(735,686)
Net increase (decrease) in net assets resulting
from operations	27,029,548	(10,651,214)	2,442,930	(370,676)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	(6,656,785)	(5,433,542)	(386,900)	(205,692)
Institutional Class	(5,021,625)	(4,718,870)	(365,855)	(250,873)
Class A	(9,550)	-	(1,118)	-
Class C (1)	(39,134)	-	(551)	-
From net realized gains:
Investor Class	-	(634,336)	-	(31,287)
Institutional Class	-	(548,234)	-	(33,524)
Net decrease in net assets from
distributions to shareholders	(11,727,094)	(11,334,982)	(754,424)	(521,376)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	129,906,129	96,800,538	4,458,290	3,894,249
Institutional Class	120,492,064	64,225,515	11,264,809	4,785,883
Class A	2,354,959	34,125	325,490	10,000
Class C (1)	5,538,305	-	942,100	-
Net asset value of shares issued in reinvestment
of distributions to shareholders:
Investor Class	4,859,283	4,499,404	225,757	145,259
Institutional Class	4,052,344	3,976,592	266,357	153,137
Class A	7,621	-	1,118	-
Class C (1)	38,333	-	441	-
Redemption fee proceeds:
Investor Class	-	-	48	21,149
Institutional Class	-	-	169	21,498
Class A	-	-	7	-
Class C (1)	-	-	4	-
Payments for shares redeemed:
Investor Class	(98,116,430)	(151,046,755)	(1,575,253)	(2,468,978)
Institutional Class	(44,905,295)	(162,659,172)	(3,198,356)	(3,922,071)
Class A	(235,288)	-	-	-
Class C (1)	(125,882)	-	-	-
Net increase/(decrease) in net assets from
shares of beneficial interest	123,866,143	(144,169,753)	12,710,981	2,640,126

TOTAL INCREASE (DECREASE) IN NET ASSETS	139,168,597	(166,155,949)	14,399,487	1,748,074

NET ASSETS
Beginning of Year	333,557,867	499,713,816	$ 13,831,977	12,083,903
End of Year *	$ 472,726,464	$ 333,557,867	$ 28,231,464	$ 13,831,977
* Includes undistributed net investment income of:	$ 2,251,799	$ 2,884,908	$ 66,807	$ 181,461

(1)	Class C shares commenced operation on August 8, 2012.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leader		Leader
	Short-Term Bond Fund		Total Return Fund
	Year Ended May 31,		Year Ended May 31,
	2013	2012	2013	2012
SHARE ACTIVITY
Investor Class:
Shares Sold	13,353,405	10,121,611	421,986	390,092
Shares Reinvested	505,400	474,076	22,231	14,675
Shares Redeemed	(10,122,756)	(16,035,967)	(153,374)	(247,316)
Net increase (decrease) in shares of beneficial
interest outstanding	3,736,049	(5,440,280)	290,843	157,451

Institutional Class:
Shares Sold	12,238,500	6,678,034	1,061,813	478,791
Shares Reinvested	418,676	415,892	26,237	15,554
Shares Redeemed	(4,587,071)	(17,223,715)	(314,319)	(401,097)
Net increase (decrease) in shares of beneficial
interest outstanding	8,070,105	(10,129,789)	773,731	93,248

Class A :
Shares Sold	240,791	3,566	30,421	989
Shares Reinvested	784	-	108	-
Shares Redeemed	(24,191)	-	-	-
Net increase in shares of beneficial
interest outstanding	217,384	3,566	30,529	989

Class C (1):
Shares Sold	566,842	-	86,670	-
Shares Reinvested	3,923	-	42	-
Shares Redeemed	(12,805)	-	-	-
Net increase in shares of beneficial
interest outstanding	557,960	-	86,712	-

(1)	Class C shares commenced operation on August 8, 2012.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Investor Class
	Year Ended May 31,
	2013	2012	2011	2010		2009 (1)

Net asset value, beginning of year	$ 9.46	$ 9.82	$ 9.65	$ 9.43		$ 9.63

Activity from investment operations:
Net investment income (2)	0.27	0.28	0.24	0.24		0.32
Net realized and unrealized
gain (loss) on investments	0.44	(0.41)	0.34	0.46		(0.22)
Total from investment operations	0.71	(0.13)	0.58	0.70		0.10

Less distributions from:
Net investment income	(0.30)	(0.21)	(0.24)	(0.35)		(0.22)
Net realized gains	-	(0.02)	(0.17)	(0.13)		(0.08)
Total distributions	(0.30)	(0.23)	(0.41)	(0.48)		(0.30)

Net asset value, end of year	$ 9.87	$ 9.46	$ 9.82	$ 9.65		$ 9.43

Total return (3)	7.60%	(1.23)%	6.12%	7.55%		1.21%

Net assets, end of year (000s)	$ 253,253	$ 207,442	$ 268,667	$ 185,671		$ 96,790

Ratio of gross expenses to average
net assets (4)	1.47%	1.47%	1.45%	1.51%		1.88%
Ratio of net expenses to average
net assets (4)	1.47%	1.47%	1.45%	1.58%	(5,6)	1.86%	(6)
Ratio of net investment income
to average net assets (4)	2.75%	2.95%	2.50%	2.50%		3.56%
Ratio of net investment income
to average net assets -
pre waiver/recapture (4)	2.75%	2.95%	2.50%	2.57%		3.54%

Portfolio Turnover Rate	151.19%	284.91%	147.13%	128.93%		211.13%

(1)	Effective April 27, 2009, Class A shares were renamed Investor Class shares.
(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.
(3)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and does not reflect any sales loads for the years ended May 31, 2010 and all prior years.

(4)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(5)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.
(6)	The ratio shown includes litigation expenses that are outside the Fund's expense limitation of 1.85%.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Institutional Class
	Year Ended May 31,					Period Ended
	2013	2012	2011	2010		May 31, 2009 (1)

Net asset value, beginning of period	$ 9.53	$ 9.89	$ 9.72	$ 9.48		$ 8.77

Activity from investment operations:
Net investment income (2)	0.32	0.32	0.29	0.29		0.26
Net realized and unrealized
gain (loss) on investments	0.45	(0.40)	0.34	0.46		0.57
Total from investment operations	0.77	(0.08)	0.63	0.75		0.83
Less distributions from:
Net investment income	(0.35)	(0.26)	(0.29)	(0.38)		(0.12)
Net realized gains	-	(0.02)	(0.17)	(0.13)		-
Total distributions	(0.35)	(0.28)	(0.46)	(0.51)		(0.12)

Net asset value, end of period	$ 9.95	$ 9.53	$ 9.89	$ 9.72		$ 9.48

Total return (3)	8.22%	(0.72)%	6.61%	8.08%		9.61%	(4)

Net assets, end of period (000s)	$ 211,779	$ 126,082	$ 231,047	$ 132,513		$ 28,678

Ratio of gross expenses to average
net assets (5)	0.97%	0.97%	0.95%	1.01%		1.45%	(6)
Ratio of net expenses to average
net assets (5)	0.97%	0.97%	0.95%	1.02%	(7,8)	1.43%	(6,7)
Ratio of net investment income
to average net assets (5)	3.25%	3.41%	3.01%	2.97%		4.93%	(6)
Ratio of net investment income
to average net assets - pre waiver/recapture (5)	3.25%	3.41%	3.01%	2.97%		4.91%	(6)

Portfolio Turnover Rate	151.19%	284.91%	147.13%	128.93%		211.13%	(4)

(1)	Institutional Class Shares commenced operations on October 31, 2008.
(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized.
(5)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(6)	Annualized.
(7)	The ratio shown includes litigation expenses that are outside the Fund's expense limitation of 1.35%.
(8)	Represents the ratio of expenses to average net assets inclusive of Advisor's recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS (Continued)
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A			Class C
	Year Ended	Period Ended		Period Ended
	May 31, 2013	May 31, 2012 (1)		May 31, 2013 (2)

Net asset value, beginning of period	$ 9.46	$ 9.54		$ 9.58

Activity from investment operations:
Net investment income (3)	0.27	0.05		0.18
Net realized and unrealized
gain (loss) on investments	0.44	(0.13)		0.30
Total from investment operations	0.71	(0.08)		0.48

Less distributions from:
Net investment income	(0.31)	-		(0.17)
Net realized gains	-	-		-
Total distributions	(0.31)	-		(0.17)

Net asset value, end of period	$ 9.86	$ 9.46		$ 9.89

Total return (4)	7.66%	(0.84)%	(5)	5.02%	(5)

Net assets, end of period (000s)	$ 2,178	$ 34		$ 5,516

Ratio of gross expenses to average
net assets (6)	1.47%	1.56%	(7)	1.97%	(7)
Ratio of net expenses to average
net assets (6)	1.47%	1.56%	(7)	1.97%	(7)
Ratio of net investment income
to average net assets (6)	2.75%	4.17%	(7)	2.25%	(7)
Ratio of net investment income
to average net assets - pre waiver (6)	2.75%	4.17%	(7)	2.25%	(7)

Portfolio Turnover Rate	151.19%	284.91%	(5)	151.19%	(5)

(1)	Class A Shares commenced operations on March 21, 2012.
(2)	Class C Shares commenced operations on August 8, 2012.
(3)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.
(4)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.  Class A total return does not reflect the applicable sales load.

(5)	Not annualized
(6)	The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(7)	Annualized.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Investor Class					Institutional Class

	Year Ended May 31,			Period Ended		Year Ended May 31,			Period Ended
	2013		2012	May 31, 2011 (1)		2013		2012	May 31, 2011 (1)

Net asset value, beginning of period	$ 9.78		$ 10.39	$ 10.00		$ 9.75		$ 10.37	$ 10.00

Activity from investment operations:
Net investment income (2)	0.38		0.38	0.30		0.43		0.43	0.36
Net realized and unrealized
gain (loss) on investments	1.25		(0.66)	0.31		1.25		(0.67)	0.25
Total from investment operations	1.63		(0.28)	0.61		1.68		(0.24)	0.61

Paid-in-capital from redemption fees	0.00	(3)	0.03	0.03		0.00	(3)	0.03	0.03

Less distributions from:
Net investment income	(0.52)		(0.31)	(0.19)		(0.58)		(0.36)	(0.21)
Net realized gains	-		(0.05)	(0.06)		-		(0.05)	(0.06)
Total distributions	(0.52)		(0.36)	(0.25)		(0.58)		(0.41)	(0.27)

Net asset value, end of period	$ 10.89		$ 9.78	$ 10.39		$ 10.85		$ 9.75	$ 10.37

Total return (4)	17.16%		(2.36)%	6.52%	(5)	17.76%		(1.99)%	6.61%	(5)

Net assets, end of period (000s)	$ 11,233		$ 7,248	$ 6,064		$ 15,706		$ 6,574	$ 6,019

Ratio of gross expenses to average
net assets (6)	2.33%		2.25%	3.41%	(7)	1.83%		1.75%	3.13%	(7)
Ratio of net expenses to average
net assets (6)	1.85%		1.85%	1.85%	(7)	1.35%		1.35%	1.35%	(7)
Ratio of net investment income
to average net assets (6)	3.63%		3.80%	3.57%	(7)	4.13%		4.28%	4.23%	(7)
Ratio of net investment income
to average net assets -
pre waiver (6)	3.15%		3.40%	2.01%	(7)	3.65%		3.88%	2.45%	(7)

Portfolio Turnover Rate	116.42%		218.66%	220.97%	(5)	116.42%		218.66%	220.97%	(5)

(1)	Investor Class and Institutional Class commenced operations on July 30, 2010.
(2)										Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.
(3)	Amount represents less than $.01 per share.
(4)										Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(5)	Not annualized.
(6)										The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(7)	Annualized.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A			Class C
	Year Ended	Period Ended		Period Ended
	May 31, 2013	May 31, 2012 (1)		May 31, 2013 (2)

Net asset value, beginning of period	$ 9.78	$ 10.11		$ 10.03

Activity from investment operations:
Net investment income (3)	0.35	0.10		0.26
Net realized and unrealized
gain (loss) on investments	1.28	(0.43)		0.96
Total from investment operations	1.63	(0.33)		1.22

Paid-in-capital from redemption fees (4)	0.00	0.00		0.00

Less distributions from:
Net investment income	(0.53)	-		(0.29)
Net realized gains	-	-		-
Total distributions	(0.53)	-		(0.29)

Net asset value, end of period	$ 10.88	$ 9.78		$ 10.96

Total return (5)	17.14%	(3.26)%	(6)	12.29%	(6)

Net assets, end of period (000s)	$ 343	$ 10		$ 950

Ratio of gross expenses to average
net assets (7)	2.33%	2.38%	(8)	2.83%	(8)
Ratio of net expenses to average
net assets (7)	1.85%	1.85%	(8)	2.35%	(8)
Ratio of net investment income
to average net assets (7)	3.63%	4.98%	(8)	3.13%	(8)
Ratio of net investment income
to average net assets -
pre waiver (7)	3.15%	4.45%	(8)	2.65%	(8)

Portfolio Turnover Rate	116.42%	218.66%	(6)	116.42%	(6)

(1)	Class A shares commenced operation on March 21, 2012.
(2)	Class C shares commenced operation on August 8, 2012.
(3)					Per shares amounts calculated using the average share method, which appropriately presents the per share data for the period.
(4) Amount represents less than $0.01 per share.
(5)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. Class A total return does not reflect the applicable sales load.

(6)	Not annualized.
(7)					The ratios shown do not include the Fund's proportionate shares of the expenses of the underlying funds in which the Fund invests.
(8)	Annualized.

See accompanying notes to financial statements.

Leader Funds

NOTES TO FINANCIAL STATEMENTS

May 31, 2013

(1)	Organization

The Leader Capital Family of Mutual Funds is comprised of the Leader Short-Term Bond Fund (“Short-Term Bond”) and the Leader Total Return Fund (“Total Return”, collectively the “Funds”), each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and are diversified, open-end management investment companies.  Each Fund represents a distinct, diversified series with its own investment objectives and policies within the Trust. The primary investment objective of Short-Term Bond Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The primary investment objective of Total Return Fund is to seek income and capital appreciation to produce a high total return.

Each Fund currently offers four classes of shares, Investor Class, Institutional Class, Class A and Class C shares. Class A shares commenced operation on March 21, 2012 and Class C shares commenced operation on August 8, 2012. Investor, Institutional and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 3.50%. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. In unusual circumstances, instead of valuing securities in the usual manner, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board of Trustees (the “Board”) will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Investments in open-end investment companies are valued at net asset value.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

Each Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2013

prices or values available do not represent the fair value of the instrument.  Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2013 for each Fund’s assets and liabilities measured at fair value:

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2013

Short-Term Bond

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$ -	$ 384,915,771	$ -	$ 384,915,771
U.S. Government & Agency Obligations	-	-	-	-
Convertible Bonds	-	-	-	-
Bank Loans	-	3,022,510	-	3,022,510
Convertible Bonds	-	43,978,802	-	43,978,802
Preferred Stocks	8,234,488	1,650,000	6,300,000	16,184,488
Short-Term Investments	24,730,003	-	-	24,730,003
Total	$ 32,964,491	$ 433,567,083	$ 6,300,000	$ 472,831,574
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ 424,187	$ -	424,187
Total Derivatives	$ -	$ 424,187	$ -	424,187
Total	$ 32,964,491	$ 433,991,270	$ 6,300,000	473,255,761
Liabilities
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ (17,564)	$ -	$ (17,564)

* Refer to the Portfolio of Investments for industry classification.

There were no transfers into or out of Level 1 and 2 during the current year. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

The following is a reconciliation of assets in which level 3 inputs were used in determining value:

	Preferred Stock	Total
Beginning Balance 5/31/12	$ 6,300,000	$ 6,300,000
Total realized gain (loss)	-	-
Appreciation (Depreciation)	-	-
Cost of Purchases	-	-
Proceeds from Sales	-	-
Accrued Interest	-	-
Net transfers in/out of level 3	-	-
Ending Balance 5/31/13	$ 6,300,000	$ 6,300,000

The significant unobservable inputs used in the fair value measurement of the reporting entity’s Level 3 preferred stock investment are (1) review of current assets held by the investment (2) review of the assets being placed in the OnBoard Trust (3) review of the investment’s interest payments to verify they continue to be received in a timely fashion (4) review of any additional debt being taken on by the investment.  Significant changes in any of those inputs in could result in a significantly lower or higher fair value measurement. On July 16, 2013, the Fund received par plus interest for the above security which represents the fair value at May 31, 2013.

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to level 3 investments still held at May 31, 2013 was zero.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2013

Total Return

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$ -	$ 19,741,195	$ -	$ 19,741,195
Convertible Bonds	-	4,367,623	-	4,367,623
Exchange Traded Funds	401,760	-	-	401,760
Preferred Stocks	1,245,525	-	-	1,245,525
Short - Term Investments	1,314,152	-	-	1,314,152
Total	$ 2,961,437	$ 24,108,818	$ -	$ 27,070,255
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ 38,058	$ -	38,058
Total Derivatives	$ -	$ 38,058	$ -	38,058
Total	$ 2,961,437	$ 24,146,876	$ -	27,108,313
Liabilities
Derivatives:
Forward Foreign Currency Exchange Contracts	$ -	$ (3,460)	$ -	$ (3,460)

*Refer to the Portfolio of Investments for industry classification.

The Total Return Fund did not hold any Level 3 securities during the year.

There were no transfers into and out of Level 1 and Level 2 during the year presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

(b)	Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

(c)	Foreign Currency Transactions

All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

(d)	Forward Foreign Currency Exchange Contracts

Each Fund may enter into Forward Contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy.  When executing Forward Contracts, the Funds are obligated to buy or sell a foreign currency at a specified rate on a certain date in the future.  With respect to sales of Forwards Contracts, the Funds would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Funds realize a gain if the value of the contract decreases between those dates.  With respect to purchases of Forward Contracts, the Funds would incur a loss if the value of the contract decreases between the date the Forward Contract is opened and the date the Forward Contract is closed.  The Funds realize a gain if the value of the contract increases between those dates. The Funds are exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Funds are also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.  For the year ended May 31, 2013 Short-Term Bond and Total Return had net realized gains from Forward currency exchange contracts of $237,787 and $42,713, respectively, which is included in the net realized gain from Forward currency exchange contracts in the Statements of Operations. As of May 31, 2013, the following forward contracts were open:

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2013

Leader Short-Term Bond Fund
					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Sell:
Euro	11/4/2013	JP Morgan	17,590,000	$ 23,246,371	$ 424,187
Euro	11/4/2013	JP Morgan	1,435,000	1,844,280	(17,564)
				$ 25,090,651	$ 406,623

Leader Total Return Fund
					Unrealized
	Settlement		Local	U.S. Dollar	Appreciation
Foreign Currency	Date	Counterparty	Currency	Market Value	(Depreciation)
To Sell:
Euro	11/4/2013	JP Morgan	1,421,000	$ 1,881,739	$ 38,058
Euro	11/4/2013	JP Morgan	415,000	534,982	(3,460)
				$ 2,416,721	$ 34,598

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

(e)     Credit Default Swaps

Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties.  One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk.  The seller typically receives pre-determined periodic payments from the other party.  These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by each Fund to hedge the downside risk in times of stretched valuations or market uncertainty.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount.  Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day.   Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments.  A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations.  The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if each Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.  For the year ended May 31, 2013, Short Term Bond Fund trades in swap contracts resulted in a net gain of $546,520, which is included in the net realized gain from swap transactions in the Statements of Operations. As of May 31, 2013, there were no outstanding swap contracts.

(f)

 Exchange Traded Funds

The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities or commodities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market.  The risks of owning an ETF generally reflect the risks of owning the underlying securities or commodities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2013

(g)    Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The derivative instruments outstanding as of May 31,2013 as disclosed in the Notes to the Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for each Fund.

The following is a summary of the location of derivative investments on each Fund’s Statement of Assets and Liabilities as of May 31, 2013:

Location on the Statements of Assets and Liabilities
Derivates Investment Type	Asset Derivatives	Liability Derivatives
Currency	Unrealized appreciation on forward foreign currency contracts	Unrealized depreciation on forward foreign currency contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of May 31, 2013:

Asset Derivatives Investment Value
Short-Term Bond Fund	Currency Contracts	Commodity Contracts	Credit	Total Value at May 31, 2013
Forward Contracts	$ 424,187	$ -	$ -	$ 424,187

Total Return Fund
Forward Contracts	$ 38,058	$ -	$ -	$ 38,058

Liability Derivatives Investment Value
Short-Term Bond Fund	Currency Contracts	Commodity Contracts	Credit	Total Value at May 31, 2013
Forward Contracts	$ (17,564)	$ -	$ -	$ (17,564)
Total Return Fund
Forward Contracts	$ (3,460)	$ -	$ -	$ (3,460)

The following is a summary of the location of derivative investments on each Fund’s Statement of Operations for the year ended May 31, 2013:

Derivative Investment Type

          Location of Gain (Loss) on Derivatives

Currency/ Interest rate contracts

          Net realized (loss) from Forward currency exchange contracts

          Net realized (loss) from Swap transactions

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2013:

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2013

Net realized gain/(loss) on derivatives recognized in the Statements of Operations
Short-Term Bond Fund	Currency	Commodity	Credit	Total Year Ended May 31, 2013
Forward Contracts	$ 237,787	$ -	$ -	$ 237,787
Swaps	-	-	546,520	546,520
Total:	$ 237,787	$ -	$ 546,520	$ 784,307
Total Return Fund
Forward Contracts	$ 42,713	$ -	$ -	$ 42,713

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations
Short-Term Bond Fund	Currency	Commodity	Credit	Total Year Ended May 31, 2013
Forward Contracts	$ 223,697	$ -	$ -	$ 223,697

Total Return Fund
Forward Contracts	$ 3,442	$ -	$ -	$ 3,442

(h)	Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly. Distributable net realized capital gains are declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Funds.

On June 14, 2013, Short-Term Bond paid $0.0600, $0.0718, $0.0635 and $0.0519 per share in net investment income from the Investor class, Institutional class, Class A and Class C, respectively.

On June 14, 2013, Total Return paid $0.0420, $0.0545, $0.0455 and $0.0453 per share in net investment income from the Investor class, Institutional class, Class A and Class C, respectively.

On June 14, 2013, Total Return paid $0.0655 per share in short term capital gains for all classes.

(i)	Federal Income Taxes

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in each Fund’s 2013 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where each Fund makes significant investments. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(j)     Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2013

(k)	Indemnification

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(3)	Investment Transactions

For the year ended May 31, 2013, cost of purchases and proceeds from sales of portfolio securities and U.S. Government securities, other than short-term investments, amounted to the following:

			U.S. Government Securities
Fund	Purchase	Sales	Purchase	Sales
Short-Term Bond	$ 659,424,982	$ 477,958,294	$ -	$ -
Total Return	28,631,529	17,458,350	-	543,000

(4)	Investment Advisor/Transactions with Affiliates

The business activities of the Funds are overseen by the Board, which is responsible for the overall management of the Funds. Leader Capital Corporation serves as the Funds’ Investment Advisor (the “Advisor”). The Funds have employed Gemini Fund Services, LLC (“GFS”), to provide administration, fund accounting and transfer agency services.  A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Pursuant to an Investment Advisory Agreement with each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of each Fund’s average daily net assets.

The Advisor has contractually agreed to waive its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that each Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connection with any merger or reorganization, and expenses of other investment companies in which each Fund may invest and extraordinary expenses, such as litigation) do not exceed 1.85%,1.35%, 1.85% and 2.35% of the average daily net asset of Investor Class, Institutional Class, Class A and Class C, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a three years from the date such amount was waived or reimbursed.  As of May 31, 2013, there were $208,316 of fee waivers subject to recapture by the Advisor, of which Total Return Fund has $76,067 expiring on May 31, 2014, $55,133 expiring on May 31, 2015 and $77,116 expiring on May 31, 2016.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s Investor Class, Institutional Class, Class A and Class C shares. The Distributor is an affiliate of GFS. During the year ended May 31, 2013, the Distributor received $21,522 and $55,283 in underwriting commissions for sales of Class A and Class C shares of Short-Term Bond Fund of which $239 was retained by the principal underwriter for Class C.  During the year ended May 31, 2013 the Distributor received $1,710 and $9,321 in underwriting commissions for sales of Class A and Class C shares of Total Return.

Effective April 1, 2013, each Fund pays its pro rata share of a total fee of $27,625 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Previously, each Fund paid its pro rata share of a total fee of $21,500 per quarter for the Northern Lights Fund Trust to each Trustee who is not affiliated with the Trust or Advisor. Each Fund pays the chairperson of the Audits Committee and the Lead Independent Trustee a pro rata share of an additional $2,000 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements with GFS, the Funds pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2013

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Northern Lights Compliance Services, LLC (“NLCS”),.

an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Funds.

(5)	Distribution Plan

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by each Fund at an annual rate of 0.50% of its average daily net assets for Investor Class and Class A shares and 1.00% for Class C shares and is paid to Foreside Distribution Services, LP (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  The Institutional Shares do not participate in this Plan.  For year ended May 31, 2013, Short-Term Bond and Total Return incurred $1,127,701 and $42,677, respectively, pursuant to the Plan.

(6)  Redemption Fees

The Total Return Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than six months. The redemption fee is paid directly to the Fund from which the redemption is made. For the year ended May 31, 2013, Total Return assessed $48, $169, $7 and $4 for Investor Class, Institutional Class, Class A and Class C, respectively.

 (7)   Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 were as follows:

For fiscal year ended	Ordinary	Long-Term	Total
5/31/2013	Income	Capital Gain	Distribution
Short-Term Bond	$ 11,727,094	-	$ 11,727,094
Total Return	754,424	-	754,424

For fiscal year ended	Ordinary	Long-Term	Total
5/31/2012	Income	Capital Gain	Distribution
Short-Term Bond	$ 11,334,982	-	$ 11,334,982
Total Return	521,376	-	521,376

As of May 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Appreciation/	Accumulated
	Income	Gains	Forwards	(Depreciation)	Earnings/(Deficits)
Short-Term Bond	$ 2,791,945	$ -	$ (9,021,662)	$ 8,608,677	$ 2,378,960
Total Return	303,390	220,305	-	441,209	964,904

The difference between book basis and tax basis unrealized appreciation, undistributed net investment income and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on open forward foreign currency contracts, and adjustments for partnerships and contingent payment debt instruments.

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2013

 At May 31, 2013, the Funds had capital loss carry-forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Short-Term Bond	$ 5,802,830	$ 3,218,832	$ 9,021,662

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains/ (losses) resulted in reclassification for the year ended May 31, 2013 as follows:

Accumulated Net Realized
	Undistributed Net	Loss from Investment and
	Investment Income	Foreign Currency Transactions
Short-Term Bond	$ 172,090	$ (172,090)
Total Return	14,424	(14,424)

(8)	Auction Rate Preferred Securities

Auction rate preferred securities (“ARPS”) are corporate preferred stocks with dividend rates designed to reset periodically typically every 7, 14, 28, or 35 days. These ARPS do not trade on a public stock exchange similar to common stocks, but rather through a Dutch auction process, occurring at the intervals described above. Since February 18, 2008 the Dutch auction process has mostly failed. When an auction fails, the dividend rate applicable to each series is set at a “default rate”, as defined in each security’s prospectus, and varies with a specified short-term interest rate (typically as a percentage of or a spread in addition to the specified base rate).

The Advisor believes par value accurately reflects the market value of the ARPS held by the Short-Term Bond Fund as of May 31, 2013, and because of the failed Dutch auction process, believes they are presently illiquid. As of May 31, 2013 the ARPS are fair valued based on the Trust’s Procedures as stated in Note 2.  Although the Advisor believes that par value accurately reflects market value, there is no guarantee that in a forced liquidation the Fund would receive full value for these securities.  As of May 31, 2013 the Short-Term Bond Fund held $1,650,000 or 0.3% of net assets in ARPS.

(9) Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. As of May 31, 2013, the Short-Term Bond Fund was invested in the following restricted security:

Security	Initial Acquisition Date	Shares	Cost	Value	% of Net Assets
OnBoard Capital Co.-Preferred Stock	2/23/2011	6,300,000	$6,300,000	$6,300,000	1.3%

Leader Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2013

(10) Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in these ASUs require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASUs are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

(11)	Subsequent Events

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has noted a subsequent distribution in Note 2 (h) Distributions to Shareholders and the subsequent sale of OnBoard Capital Co. Preferred Stock as noted in note 2(a) Security Valuation. There are no other subsequent events noted.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Leader Short-Term Bond Fund and

Leader Total Return Fund and Board of Trustees

of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Leader Short-Term Bond Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of May 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of Leader Total Return Fund, a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of May 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years and periods presented in the two-year period then ended and for the period June 30, 2010 (commencement of operations) through May 31, 2011. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2013 by correspondence with the custodian, other appropriate parties and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leader Short-Term Bond Fund and Leader Total Return Fund as of May 31, 2013, and the results of their operations, the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

July 30, 2013

Leader Funds

EXPENSE EXAMPLES (Unaudited)

May 31, 2013

As a shareholder you incur two types of costs: (1) transaction costs, including sales loads and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Leader Short-Term Bond Fund or Leader Total Return Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 through May 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical (5% return before expenses)
	Fund’s Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Expenses Paid During Period *	Ending Account Value	Expenses Paid During *
		12/1/2012	5/31/2013	12/1/12 -5/31/13	5/31/2013	12/1/12 -5/31/13
Investor Class:
Leader Short-Term Bond Fund	1.48%	$1,000.00	$1,030.60	$7.49	$1,017.55	$7.44
Leader Total Return Fund	1.85%	$1,000.00	$1,074.50	$9.57	$1,015.71	$9.30
Institutional Class:
Leader Short-Term Bond Fund	0.98%	$1,000.00	$1,032.50	$4.97	$1,020.04	$4.94
Leader Total Return Fund	1.35%	$1,000.00	$1,077.00	$6.99	$1,018.20	$6.79
Class A:
Leader Short-Term Bond Fund	1.48%	$1,000.00	$1,030.30	$7.49	$1,017.55	$7.44
Leader Total Return Fund	1.85%	$1,000.00	$1,074.20	$9.57	$1,015.71	$9.30
Class C:
Leader Short-Term Bond Fund	1.98%	$1,000.00	$1,027.80	$10.01	$1,015.06	$9.95
Leader Total Return Fund	2.35%	$1,000.00	$1,072.80	$12.14	$1,013.21	$11.80

*      Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Leader Short-Term Bond Fund

In connection with a meeting held on May 21-22, 2013, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Leader Capital Corp. (“LCC”) and the Trust, on behalf of the Leader Short-Term Bond Fund.

The Trustees were assisted by counsel throughout the agreement review process.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that over the course of the Board’s relationship with LCC, LCC has consistently demonstrated its commitment to the Fund, and has responded well to Board feedback.   In reviewing the key personnel servicing the Fund, the Board took into consideration the education, background and financial experience and it was determined the key personnel have the attributes and skills required to service and manage the Fund.  The Trustees noted that LCC utilizes third party research providers for the data to conduct their analysis of potential investments which are screened through a proprietary risk/reward model that takes into account interest rate, spreads and economic projections, to select the top investments, and considered that further fundamental analysis is performed before investments are purchased.  They further noted LCC provides shareholders, through its investment professionals, updates on the Fund’ positioning as well as portfolio manager market views.  With respect to compliance monitoring, they considered a positive the daily reviews by the CCO of reports for accuracy and limitations as per the prospectus.  After further discussion, the Trustees concluded, based on their previous experience with LCC and its recognized commitment to the Fund, they are satisfied LCC will continue to provide a high level of quality service to Fund and shareholders.

Performance.    The Trustees reviewed the Fund’s performance over the last 1 year and 5 year periods noting that it outperformed its peer group, US OE Short-Term Bond Morningstar Category average and index each period.  They further noted that over the last 1 year, the Fund’s Investor Class returned 5.51%, more than double the returns of each of its benchmarks which ranged from 1.23% - 2.67%.  They noted the Fund is currently ranked among the top 1% of all bond funds by Morningstar.  The Trustees concluded that they are very pleased with the Fund’s performance and growth, and expect the Fund to continue to perform in line with their expectations.

Fees and Expenses.   The Trustees noted the Fund’s advisory fee of 0.75% is higher than the advisory fee charged by any fund in its peer group (which average 0.41%), and although it is also higher than the average fee charged by funds in its Morningstar category (0.38%) it is within the range of fees charged by such funds (0.00% - 1.19%).  They considered that some of the other funds in the peer group are quite large, which may impact the advisory fee.  After discussion, the Trustees concluded the fee was reasonable.

Economies of Scale.  The Trustees considered the breakpoints established during the 2011 annual contract renewal and noted that the Fund’s current asset levels have not reached the breakpoint levels.  They further noted LCC intends to renew the Fund’s expense cap at 1.35% for the upcoming year.  After further discussion, the Trustees concluded that the existing breakpoints remain appropriate.

Profitability.  The Trustees reviewed the profitability analysis provided by LCC.  They noted LCC realized a profit in connection with its relationship with the Fund, but that such profit was reasonable in terms of percentage of revenue and actual dollars.  The Trustees concluded LCC’s profitability was reasonable.

Conclusion. Having requested and received such information from LCC as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Fund.

*      Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Leader Total Return Fund

In connection with a meeting held on May 21-22, 2013, (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as revised (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Leader Capital Corp. (“LCC”) and the Trust, on behalf of the Leader Total Return Fund.

The Trustees were assisted by counsel throughout the agreement review process.  The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that over the course of the Board’s relationship with LCC, LCC has consistently demonstrated its commitment to the Fund, and has responded well to Board feedback.   In reviewing the key personnel servicing the Fund, the Board took into consideration the education, background and financial experience and it was determined the key personnel have the attributes and skills required to service and manage the Fund.  The Trustees noted that LCC utilizes third party research providers for the data to conduct their analysis of potential investments which are screened through a proprietary risk/reward model that takes into account interest rate, spreads and economic projections, to select the top investments, and considered that further fundamental analysis is performed before investments are purchased.  They further noted LCC provides shareholders, through its investment professionals, updates on the Fund’ positioning as well as portfolio manager market views.  With respect to compliance monitoring, they considered a positive the daily reviews by the CCO of reports for accuracy and limitations as per the prospectus.  After further discussion, the Trustees concluded, based on their previous experience with LCC and its recognized commitment to the Fund, they are satisfied LCC will continue to provide a high level of quality service to Funds and shareholders.

Performance.    The Trustees reviewed the Fund’s performance over the last 1 year (10.97% - investor; 11.41% - institutional; 10.96% - A share) and since inception (6.61% - investor; 6.96% - institutional; 10.01% - A share; 9.32% - C share) noting that it is outperforming its peer group and each of its benchmarks on all time frames.  They considered this is most recently due to the Fund’s 100% exposure to corporate bonds which have outperformed treasuries over the last 12 months.  The Trustees concluded that they are very pleased with the Fund’s performance, and expect the Fund to continue to perform in line with their expectations.

Fees and Expenses.  The Trustees noted the Fund’s advisory fee of 0.75% is higher than the advisory fee charged by any fund in its peer group (which average 0.46%), and although it is also higher than the average fee charged by funds in its Morningstar category (0.43%) it is within the range of fees charged by such funds (0.00% - 1.258%).  After discussion, the Trustees concluded the fee was reasonable.

Economies of Scale.  The Trustees considered that LCC has indicated a willingness to consider breakpoints for the Fund at levels similar to Leader Bond, but the Fund’s adviser asserted that, at current asset levels LCC has not benefited from economies of scale.  They further noted LCC intends to renew the Fund’s expense cap at 1.35% for the upcoming year.  After further discussion, the Trustees concluded that given the Fund’s current size and anticipated growth, breakpoints would be considered in the future.

Profitability.   The Trustees reviewed the profitability analysis provided by LCC and noted it realized a loss in connection with its relationship with the Fund.  They concluded, therefore, that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from LCC as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Fund.

*      Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Leader Funds

SUPPLEMENTAL INFORMATION (Unaudited)

May 31, 2013

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day‐to‐day operations of the Funds and execute policies formulated by the Trustees. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Anthony J. Hertl^ 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	98

AdvisorOne Funds (11 portfolios) (2004-2013); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (since 2010) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	98	AdvisorOne Funds (11 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund ( 2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	111

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	111	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Michael Miola***^ 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, GemCom, LLC and Northern Lights Compliance Services, LLC (since 2003); Director of Constellation Trust Company (since 2004).	98	AdvisorOne Funds (11 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Andrew Rogers 80 Arkay Drive Hauppauge, NY 11788 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (since 2004).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years

Lynn Bowley 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” section of the SAI.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-711-9164.

5/31/13 – NLFT

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE (Continued)

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-711-9164 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-711-9164

INVESTMENT ADVISOR

Leader Capital Corporation

1750 SW Skyline Blvd.

Suite 204

Portland, OR 97221

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are  audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $28,500

2012 - $27,500

2011 - $27,000

2010 - $13,500

(b)

Audit-Related Fees

2013 -  None

2012 -  None

2011 -  None

2010 – None

(c)

Tax Fees

2013 - $4,000

2012 - $4,000

2011 - $4,000

2010 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

2011 - None

2010 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

Audit-Related Fees:

0.00%

Tax Fees:

0.00%

All Other Fees:

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $4,000

2012 - $4,000

2011 - $4,000

2010 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

8/9/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

8/9/13

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

8/9/13